UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2022 (February 4, 2022)
VIMEO, INC.
(Exact name of registrant as specified in charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West 18th Street,	New York,	NY	10011
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.02 Results of Operations and Financial Condition

On February 9, 2022, Vimeo, Inc. (the “Company”) announced that it had released its results for the quarter and year ended December 31, 2021. The full text of the related press release, which is posted on the Company’s website at https://vimeo.com/investors/ and appears in Exhibit 99.1 hereto, is incorporated herein by reference. Additionally, the Company issued a letter to shareholders. A copy of the letter is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished under Items 2.02 and 7.01, and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CFO Transition

On February 4, 2022, Mr. Narayan P. Menon, the Company’s Chief Financial Officer, notified the Company of his decision to resign from the Company. In connection with Mr. Menon’s resignation, Mr. Menon and the Company entered into a transition agreement dated February 4, 2022 (the “Agreement”). The Agreement provides that Mr. Menon will continue in his employment with the Company as its Chief Financial Officer until his successor begins or June 30, 2022, whichever is earlier (the applicable date, the “Separation Date”). After the separation date, Mr. Menon will stay on as a consultant until December 31, 2022 to help with the transition. In exchange for Mr. Menon’s agreement to provide continuing services to the Company and other consideration contained in the Agreement, (i) the Company will continue to pay Mr. Menon his base salary at its current rate through the Separation Date, (ii) the Company will pay Mr. Menon a 2021 bonus equal to his current annual target (65% of his annual base salary), (iii) for the period between January 1, 2022 and the Separation Date, Mr. Menon will be eligible for a discretionary bonus, (iv) during the consultancy period, the Company will pay Mr. Menon at his current annual base salary and will continue to provide Mr. Menon with health benefits, (v) 342,326 of Mr. Menon’s Stock Appreciation Rights (“SARs”), representing three quarters of a tranche that otherwise had a cliff vest on January 6, 2023, will vest on September 6, 2022, and (vi) Mr. Menon will have twelve months after the Separation Date to exercise his vested SARs. In addition, the Agreement includes other customary terms and covenants in favor of the Company. The Company has engaged an executive search firm to identify candidates for a permanent Chief Financial Officer.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

CEO Maternity Leave

At the Company’s earnings event on February 10, 2022, the Company plans to announce that Anjali Sud, Chief Executive Officer of the Company, is expected to go on maternity leave in April 2022. In Ms. Sud’s absence, the Company expects that Mr. Mark Kornfilt, President and Chief Product Officer of the Company, will act as the Company’s interim Chief Executive Officer, while maintaining his current position. Upon Ms. Sud’s return from maternity leave, the Company expects that Ms. Sud will return to the position of Chief Executive Officer and Mr. Kornfilt will continue in the position of President and Chief Product Officer.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "will," "may," "could," "should," "would," "anticipates," "estimates," "expects," "plans," "projects," "forecasts," "intends," "targets," "seeks" and "believes," as well as variations of these words or comparable words, among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements regarding our Chief Executive Officer and the Company’s expectations that Mr. Kornfilt will serve as interim Chief Executive Officer during Ms. Sud’s leave of absence. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Actual results could differ materially from those contained in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to the factors set forth in the section titled "Risk Factors" in our Registration Statement on Form S-1 filed with the SEC on May 26, 2021 as they may be updated by our periodic reports subsequently filed with the SEC. Other unknown or unpredictable factors that could also adversely affect Vimeo’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Vimeo’s management as of the date of this communication. Vimeo does not undertake to update these forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Vimeo, Inc. dated February 9, 2022.
99.2	Letter to Shareholders, dated February 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

By:	/s/ Narayan Menon
Name:	Narayan Menon
Title:	Chief Financial Officer (Principal Financial Officer)
Date: February 9, 2022

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